SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

TOWER INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tower International, Inc.

17672 Laurel Park Drive North, Suite 400E

Livonia, Michigan 48152

May 17, 2011

Dear Fellow Stockholder:

As you know, we previously sent proxy materials to you regarding the Annual Meeting of Stockholders of Tower International, Inc., which will be held at St. John’s Conference Center, 44045 Five Mile Road, Plymouth, Michigan at 9:00 a.m. local time on Friday, June 17, 2011.

Our proxy materials contemplated that we would elect two directors at the Annual Meeting and leave one vacancy resulting from Gregory Powell’s determination not to stand for re-election. We noted at that time that prior to mid-October of this year, it will be necessary for us to add another independent member to our Board in order to assure that our Audit Committee consists of three independent directors prior to the one year anniversary of our initial public offering.

After our proxy materials were circulated to stockholders, we were able to make arrangements to have Frank E. English, Jr. join our Board. Frank, who has a distinguished background in corporate finance, served briefly on our Board last year and then served as a senior advisor to our Board since our initial public offering. As we have publicly announced, at a Board meeting held on May 17, 2011, Gregory Powell resigned from our Board, Frank English was named to our Board and our Board resolved to nominate Frank English, together with our two previously designated nominees – Dennis Donovan and Jonathan Gallen – for election for three year terms at our upcoming Annual Meeting of Stockholders.

The attached supplement to our notice of meeting, proxy statement and proxy card explain this change from two nominees to three nominees. No other changes have been made with respect to the matters to be submitted to stockholders or the Board’s other recommendations.

We are enclosing a proxy or voting instruction card (the “New Card”). The New Card differs from the proxy or instruction card previously sent to you (the “Old Card”) in one respect. The New Card adds, as a fifth proposal, a vote on the election of Frank E. English, Jr. If you have not already submitted a proxy or voting instruction card, please use the New Card rather than the Old Card. If you have already submitted a proxy or voting instruction card and you wish to vote with respect to Frank English’s election or wish to change your vote with respect to any other matter, please use the New Card and remember to vote with respect to each proposal, since the submission of the New Card will revoke any directions you furnished on your Old Card. A signed card that does not provide directions will be voted in accordance with the Board’s recommendations unless superseded by a signed card with contrary directions.

We hope that you will be able to attend the Annual Meeting. In any event, whether or not you plan to attend in person, we ask that you complete, sign, date and return the enclosed New Card promptly in the enclosed envelope. However, if you have already submitted a proxy card and you do not want to vote with respect to Frank English’s election or change any other votes, it is not necessary to submit a New Card at this time. If you do attend the Annual Meeting and wish to vote your shares personally, you may revoke any proxy that you have given and may vote at or prior to the Annual Meeting.

Sincerely yours,

Mark Malcolm

President and Chief Executive Officer

Tower International, Inc.

17672 Laurel Park Drive North, Suite 400E

Livonia, Michigan 48152

AMENDED NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2011

To the Stockholders of Tower International, Inc.

NOTICE IS HEREBY GIVEN regarding the 2011 Annual Meeting of Stockholders of Tower International, Inc. (the “Company”), as follows:

Date and Time	9:00 a.m., local time, on Friday, June 17, 2011

Location	St. John’s Conference Center, 44045 Five Mile Road, Plymouth, Michigan

Items of Business	Election of two directors to hold office for a term of three years;

Advisory vote on executive compensation;

Advisory vote on the frequency of holding an advisory vote on executive compensation;

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

Election of a third director to hold office for a term of three years; and

Action upon such other business that may properly come before the Annual Meeting.

Record Date	The stockholders of record at the close of business on April 21, 2011 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Proxy Voting	It is important that your shares of common stock be represented and voted at the Annual Meeting. You should have received either a proxy card or a voting instruction card with this Amended Notice. If you hold your shares directly, you should have received a proxy card. If you are not the named holder of your shares, you should have received a voting instruction card. You can vote your shares by completing and returning your proxy card or voting instruction card to the Company or to your broker, as applicable. Voting instructions are printed on your proxy card or voting instruction card and are described in the Proxy Statement previously delivered to you (the “Initial Proxy Statement”) and in the enclosed Supplement. You can revoke your proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Initial Proxy Statement.

The Supplement to the Initial Proxy Statement that accompanies this Amended Notice of Annual Meeting of Stockholders contains additional information regarding the appointment of Frank E. English, Jr. to serve as a Class I director and to stand for election to the Board of Directors at the Annual Meeting. Stockholders are encouraged to read the Initial Proxy Statement and the Supplement in their entirety.

By Resolution of the Board of Directors,

Nanette Dudek

Secretary

May 17, 2011

Tower International, Inc.

17672 Laurel Park Drive North, Suite 400E

Livonia, Michigan 48152

SUPPLEMENT TO PROXY STATEMENT FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2011

To the Stockholders of Tower International, Inc.

This supplemental information is furnished in connection with the solicitation of proxies by the Board of Directors of Tower International, Inc. for use at the 2011 Annual Meeting of Stockholders to be held at 9:00 a.m. local time on Friday, June 17, 2011, at the St. John’s Conference Center, 44045 Five Mile Road, Plymouth, Michigan and any adjournments of the meeting, for the purposes set forth in the Notice of Annual Meeting of Stockholders and as described in the Proxy Statement dated April 21, 2011 (the “Initial Proxy Statement”) and for the purposes set forth in our Amended Notice of Annual Meeting and this supplement. The Notice of Annual Meeting and the Initial Proxy Statement, together with the accompanying proxy, were first mailed to stockholders on or about April 27, 2011.

On May 17, 2011 our Board of Directors met and, following the recommendation of our Nominating and Corporate Governance Committee, appointed Frank E. English, Jr. to serve as a Class I director and nominated him for election at the upcoming Annual Meeting. Mr. English has consented to stand for election as a Class I director at the upcoming Annual Meeting and to serve, if elected.

The following information presented about Mr. English is relevant to his proposed election as a director of the Company and supplements and amends the Initial Proxy Statement (which should be reviewed along with this Supplement).

Please note that we are enclosing a proxy or voting instruction card (the “New Card”). The New Card differs from the proxy or instruction card previously sent to you (the “Old Card”) in one respect. The New Card adds, as a fifth proposal, a vote on the election of Frank E. English, Jr. If you have not already submitted a proxy or voting instruction card, please use the New Card rather than the Old Card. If you have already submitted a proxy or voting instruction card and you wish to vote with respect to Frank English’s election or wish to change your vote with respect to any other matter, please use the New Card and remember to vote with respect to each proposal, since the submission of the New Card will revoke any directions you furnished on your Old Card. If you have previously submitted an Old Card, and you do not intend to vote with respect to Frank English’s nomination or to change your vote on any of the other proposals, you need not take any action at the present time.

If you vote “Against” Frank English’s election on the New Card, your vote will be treated as withholding authority for his election.

A subsequently submitted proxy or voting instruction card will revoke all previously submitted proxy or voting instruction cards.

REVISED QUESTIONS AND ANSWERS

What is the purpose of the Annual Meeting?

The Annual Meeting will be the Company’s regular, annual meeting of stockholders. You will be voting on the following matters at the Annual Meeting:

1.	election of two directors to hold office for a term of three years;

2.	a non-binding resolution approving the compensation of the Company’s executive officers;

3.	the scheduling of the next non-binding review of the compensation of the Company’s executive officers;

4.	ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011;

5.	election of a third director to hold office for a term of three years; and

6.	any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote?

The Board of Directors recommends a vote:

1.	For the election of Dennis Donovan and Jonathan Gallen as directors;

2.	For the non-binding resolution approving the compensation of the Company’s executive officers;

3.	For the proposal to schedule the next non-binding review of the compensation of the Company’s executive officers for the Company’s 2012 Annual Meeting of Stockholders;

4.	For the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and

5.	For the election of Frank E. English as a director.

How many votes are required to elect directors?

Directors are elected by a plurality. Therefore, on the first proposal, the two nominees that receive the most votes will be elected and on the fifth proposal, the one nominee that receives the most votes will be elected. Abstentions and broker non-votes are not counted for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.

As of the record date, Tower International Holdings, LLC (the “Majority Stockholder”), the Company’s principal stockholder, held approximately 65.3% of the Company’s outstanding common stock. Cerberus Capital Management, L.P. (“CCM”), the manager of the Majority Stockholder, has indicated that it will vote the shares of the Company’s common stock owned by the Majority Stockholder in favor of each of the three nominees. If CCM votes as it has indicated, its vote is sufficient to satisfy the quorum and voting requirements necessary to elect the three nominees.

Proposals 1 and 5—The Election of Directors

Stockholders will be asked to elect three directors to serve on the Board of Directors at the Annual Meeting. For Proposal No. 1, stockholders will be asked to elect two directors and for Proposal No. 5, stockholders will be asked to elect one director. The Company’s Certificate of Incorporation provides that the Board of Directors shall consist of not fewer than three nor more than fifteen directors, with the exact number to be fixed by the Board of Directors (subject to modification by stockholders having the right to vote at least 50% in voting power of the Company’s outstanding voting stock so long as the Majority Stockholder, its affiliates and its transferees continue to own at least 50% of the Company’s outstanding common stock). The Board of Directors has fixed the current number of directors at ten.

The Company’s Certificate of Incorporation divides the Board of Directors into three classes, as nearly equal in number as possible, with the terms of office of the directors of each Class ending in different years. The terms of directors in Classes I, II, and III end at the annual meetings in 2011, 2012, and 2013, respectively.

The Board of Directors has nominated Dennis Donovan, Jonathan Gallen and Frank E. English, Jr. for election as Class I directors for three-year terms expiring at the 2014 annual meeting. When elected, directors hold office for a three-year term and until the election and qualification of their respective successors in office or until any such director’s earlier resignation or removal. Until May 17, 2011, Gregory Powell was a member of Class I. Due to other commitments, Mr. Powell determined that he would not stand for re-election at the Annual Meeting and in connection with the appointment of Mr. English to the Board, Mr. Powell resigned as a member of the Board.

Please see “Directors and Executive Officers—Nominees and Continuing Directors” in the Initial Proxy Statement for information about the other nominees for election as directors and the current members of the Board of Directors who will continue serving following the Annual Meeting, including their respective business experience and other pertinent information.

On the first proposal, the two nominees that receive the most votes will be elected and on the fifth proposal, the one nominee that receives the most votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named for the first proposal or the fifth proposal. There is no cumulative voting. If you sign and return the Old Card and not the New Card, or you sign and return the New Card, your shares will be voted for the election of Dennis Donovan and Jonathan Gallen unless, on the last card submitted, you either indicate “withhold authority” on the proxy or indicate on the proxy that your shares should not be voted for either of those nominees. If you sign and return the New Card, your shares will be voted for the election of Frank E. English, Jr. unless you vote “Against” or abstain. If any nominee for any reason is unable to serve or will not serve, proxies may be voted for such substitute nominee or nominees as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director.

The Board of Directors unanimously recommends that you vote FOR the election of Dennis Donovan, Jonathan Gallen and Frank English, Jr. as directors.

DIRECTORS AND EXECUTIVE OFFICERS

Nominees and Continuing Directors

We have provided below certain information about Mr. English. In connection with the appointment of Mr. English to the Board, Mr. Powell resigned as a member of the Board.

Nominee for Election

Name and Experience	Class	Director Since
Frank E. English, Jr., 65, became a member of our board on August 24, 2010, transitioned to senior advisor status on September 28, 2010 and was again appointed to our board on May 17, 2011. Mr. English has served as a Senior Advisor at Morgan Stanley & Co. since his retirement from that global financial services firm in 2009. From 1976 to 2009, Mr. English served in various senior roles at Morgan Stanley & Co., most recently as Managing Director and Vice Chairman of Investment Banking from 2002 to 2009. Prior to that, Mr. English held positions in research, investment banking, capital markets and fixed income at Morgan Stanley & Co. Mr. English spent a considerable part of his career at Morgan Stanley & Co. analyzing and advising companies in the automotive industry. Since 2009, Mr. English has been a director of Arthur J. Gallagher & Co.	I	2011

THE BOARD OF DIRECTORS

Director Independence

The Board of Directors has affirmatively determined that Mr. English is independent as defined in accordance with the listing standards of the New York Stock Exchange (the “NYSE”).

Structure

Advisors

Upon his appointment as a member of the Board, Mr. English ceased serving in his capacity as senior advisor to the Company.

Audit Committee

Mr. English was appointed as a member of the Audit Committee on May 17, 2011. The Board has affirmatively determined that Mr. English is independent under applicable SEC rules, as well as under the listing standards of the NYSE. The Board also determined that Mr. English is “financially literate” as required by the listing standards of the NYSE, as such qualification is interpreted by the Board of Directors in its business judgment.

Upon Mr. English’s appointment to the Audit Committee, the members of that Committee consist of James Chapman (Chairperson), Jonathan Gallen, Frank English and Larry Schwentor.

Compensation of Board Members

Upon his appointment to the Board in May 2011, Mr. English ceased being compensated as a senior advisor and from that point became entitled to receive compensation as a Board member. During 2010, the Company paid to Mr. English fees of $15,726 for his services as a Board member and fees of $40,055 for his services as a senior advisor to the Company.

SECURITY OWNERSHIP

Mr. English does not currently beneficially own any shares of our common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

See “The Board of Directors—Compensation of Board Members” for information regarding the compensation that Mr. English received from the Company during 2010.

By Resolution of the Board of Directors,

Nanette Dudek

Secretary

May 17, 2011

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TOWER INTERNATIONAL, INC. 17672 LAUREL PARK DRIVE NORTH SUITE 400E LIVONIA, MI 48152

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
			☐	☐	☐
1.	Election of Directors
Nominees
01	Dennis Donovan	02 Jonathan Gallen

The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain
2	Advisory vote on executive compensation.							☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:							1 year	2 years	3 years	Abstain
3	Advisory vote on the frequency of holding an advisory vote on executive compensation.						☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 and 5.								For	Against	Abstain
4	Ratification of Deloitte & Touche LLP, as the Company’s registered public accounting firm.							☐	☐	☐
								For	Against	Abstain
5	The election of Frank E. English, Jr. as a third director to hold office for a term of three years.							☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address change/comments, mark here. (see reverse for instructions)			Yes	No	☐
Please indicate if you plan to attend this meeting			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, AR/10K Wrap is/are available at www.proxyvote.com.

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TOWER INTERNATIONAL, INC. Annual Meeting of Stockholders June 17, 2011 9:00 AM This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark Malcolm, Dev Kapadia and Nanette Dudek, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TOWER INTERNATIONAL, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 17, 2011, at St. John’s Conference Center, 44045 Five Mile Road, Plymouth, Michigan, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side